EXHIBIT 10.1.1
                       CHECKERS DRIVE-IN RESTAURANTS, INC.
                  OFFICERS AND DIRECTORS WITH WHOM THE COMPANY
                      HAS ENTERED INTO INDEMNITY AGREEMENTS

Austin, Anthony L.           Gillespie, James J.        O'Hara, Peter J.
Beck, Wendy A.               Hawkins, LaVan             Peabody, Richard A.
Brown, Herbert G.            Hellriegel, John E.        Postle, Richard C.
Brown, Jared D.              Hines, Andrew F., Jr.      Roche, James M.
Brown, Robert G.             Holder, James T.           Saunders, Wayne A.
Campbell, Paul C.            Kinsey, Keith J.           Simmons, N. John
Christensen, Terry N.        Mattei, James E.           Sonntag, Andrew
Cline, Harry S.              McKee, Clarence V.         Stein, Joseph N.
deCelle, Gregory T.          McMahon, Brian N.          Sugarman, Burt
Dimarco, Albert J.           Mears, H. Michael          Thompson, C. Thomas
Fattig, Harvey               Miller, David D.           Ulgenalp, David N.
Fisher, Frederick E.         Monzo, Anthony J.          Welch, Michael T.
Foley, William P.            Naftzger, Dale A.          White, James F., Jr.
Fortman, Richard E.          Nash, Thomas M.            Wittner, Jean Giles